SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                December 16, 2003
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                Date of Report (Date of earliest event reported)

                              ELAMEX, S.A. de C.V.
             (Exact name of Registrant as specified in its charter)

             Mexico                    0-27992                Not Applicable
(State or other jurisdiction of      (Commission           (I.R.S. employer
 Incorporation or organization)      file number)        Identification number)

                             1800 Northwestern Drive
                                EL PASO, TX 79912
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (408) 541-4191
          ------------------------------------------------------------
       (Registrant's telephone number, including area code in El Paso, TX)


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Item 9: Regulation FD Disclosure

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release issued by Elamex, S.A. de C.V. dated December 16, 2003, reporting that the NASDAQ Listing Qualifications Panel has determined to continue the listing of the Company's common stock on The NASDAQ National Market and that the delisting proceedings have been closed.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Elamex, S.A. de C.V.

      Date: December 16, 2003                 By:   /S/ Richard P. Spencer
                                                  --------------------------
                                                      Richard P. Spencer
                                                        President and
                                                   Chief Executive Officer


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                                  Exhibit Index

Number           Description
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99               Press Release dated December 16, 2003.